UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)     December 7, 2007
                                                       -------------------------


                            PINNACLE BANCSHARES, INC.
                            -------------------------
               (Exact name of Registrant as Specified in Charter)

            Delaware                   1-12707               72-1370314
            --------                   -------               ----------
  (State or Other Jurisdiction       (Commission          (I.R.S. Employer
       of Incorporation)             File Number)        Identification No.)

                 1811 Second Avenue, Jasper, Alabama 35502-1388
                 ----------------------------------------------
                    (Address of Principal Executive Offices)

                                 (205) 221-4111
                                 --------------
               Registrant's telephone number, including area code

                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On December 7, 2007, the Registrant responded to questions regarding its odd lot tender offer which have been directed to Pinnacle and Corporate Communications, Inc., the Information Agent for the tender offer. A copy of the related press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.


Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

       Exhibit Number            Description of Exhibit
       --------------            ----------------------
       99.1                      Press Release dated December 7, 2007, issued by
                                 the Registrant

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.




                                       PINNACLE BANCSHARES, INC.

Date: December 7, 2007                 By: /s/ Robert B. Nolen, Jr.
                                           --------------------------
                                           Robert B. Nolen, Jr.
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------


Exhibit                  Description
-------                  -----------

99.1                     Press Release dated December 7, 2007, issued by the
                         Registrant